Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bowlin Travel Centers Inc., a Nevada corporation (the "Company") on Form 10-Q for the period ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael L. Bowlin, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant of Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 10, 2004


/s/ Michael L. Bowlin
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Michael L. Bowlin
Chief Executive Officer of Bowlin Travel Centers, Inc.